                                                                    EXHIBIT 8.1

           Subsidiaries and Certain Affiliates of Telefonica CTC Chile

     The following chart sets forth the organization of Telefonica CTC Chile's subsidiaries and affiliates, all of which are Chilean corporations, except for TBS Celular Participacoes S.A., which is a Brazilian corporation. Percentage ownership information is as of December 31, 2002.

                         |---------------------------------------|
                       __| 99.9% Telefonica Movil de Chile S.A.  |
                      |  | ("Telefonica Movil")(1)               |
                      |  |---------------------------------------|    |---------------------------|
                      |  |---------------------------------------|    | 1.1% Terra Networks S.A.  |
                      |  | 99.2% Compania de Telefonos de Chile  |____| ("Terra Networks")        |
                      |__| --Transmisiones Regionales S.A.       |    |---------------------------|
                      |  | ("188 Telefonica Mundo")              |
                      |  |---------------------------------------|
                      |  |---------------------------------------|    |---------------------------|
                      |__| 99.9% Telefonica Empresas CTC Chile   |    | 99.9% Telefonica Data     |
                      |  | S.A. ("Telefonica Empresas")(1)(2)    |____| Chile S.A. ("Telefonica   |
                      |  |---------------------------------------| |  | Data")(1)(2)              |
                      |  |---------------------------------------| |  |---------------------------|
                      |  | 99.9% Compania de                     | |  |---------------------------|
                      |__| Telecomunicaciones de Chile-- Isapre  | |  | 99.7% Comunicaciones      |
                      |  | S.A. ("Istel")(1)                     | |__| Mundiales S.A.            |
                      |  |---------------------------------------| |  | ("Comunicaciones          |
                      |  |---------------------------------------| |  | Mundiales")               |
                      |__| 99.9% Globus 120 S.A. ("Globus")(1)   | |  |---------------------------|
                      |  |---------------------------------------| |__| 35.0% Sonda S.A. ("Sonda")|
                      |  |---------------------------------------| |  |---------------------------|
                      |  | 99.9% Compania de Telecomunicaciones  | |  |---------------------------|
                      |__| de Chile-- Equipos y Servicios S.A    | |  | 80.0% Administradora de   |
                      |  | ("CTC Equipos")(1)                    | |__| Sistemas de Telepeajes de |
                      |  |---------------------------------------| |  | Chile S.A. ("Telepeajes") |
                      |  |---------------------------------------| |  |---------------------------|
                      |__| 100.0% CTC Internacional S.A.         | |  |---------------------------|
                      |  | ("CTC Internacional")(3)              | |  | 99.9% Desarrollo de       |    |-------------------------|
 |----------------|   |  |---------------------------------------| |__| Servicios de Informacion  |   _| 99.9% Infochile S.A.    |
 | Telefonica CTC |___|  |---------------------------------------| |  | S.A. ("Infoera")(1)       |  | | ("Infochile")(1)        |
 | Chile          |   |  | 99.9% Telefonica Gestion de Servicios | |  |---------------------------|  | |-------------------------|
 |----------------|   |__| Compartidos Chile S.A.                | |  |---------------------------|  | |-------------------------|
                      |  | ("t-gestiona")(1)                     | |__| 99.9% Tecnonautica S.A.   |--| | 90.0% Portal de Pagos   |
                      |  |---------------------------------------|    | ("Tecnonautica")(1)       |  | | Informacion S.A.        |
                      |  |---------------------------------------|    |---------------------------|  |_|("Todocuenta")(1)        |
                      |__| 99.7% Telefonica Asistencia y         |                                     |-------------------------|
                      |  | Seguridad S.A. ("Telemergencia")(1)   |
                      |  |---------------------------------------|
                      |  |---------------------------------------|
                      |__| 50.0% Fundacion Telefonica Chile      |
                      |  | ("Fundacion Telefonica")              |
                      |  |---------------------------------------|
                      |  |---------------------------------------|
                      |__| 20.0% Empresa de Tarjetas Inteligentes|
                      |  | S.A. ("Tarjetas Inteligentes")        |
                      |  |---------------------------------------|
                      |  |---------------------------------------|
                      |__| 27.4% Atento Chile S.A. ("Atento      |
                      |  | Chile")(4)                            |
                      |  |---------------------------------------|
                      |  |---------------------------------------|
                      |__| 9.0% Impresora y Comercial Publiguias |
                      |  | S.A. ("Publiguias")                   |
                      |  |---------------------------------------|
                      |  |---------------------------------------|
                      |__| 2.6% TBS Celular Participacoes S.A.   |
                         | ("TBS Celular")                       |
                         |---------------------------------------|

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(1)  The remaining interest in these companies is also indirectly held by
     Telefonica CTC Chile.
(2) On January 28, 2003, the merger of Telefonica Data Chile S.A. into Telefonica Empresas CTC Chile S.A. was approved by the Board of Directors of Telefonica Empresas.
(3)  In December 2002, CTC Internacional S.A. ceased operations.
(4) Telefonica CTC Chile controls 28.84% of Atento Chile through additional participations of its subsidiaries 188 Telefonica Mundo and Telefonica Empresas.